UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  July 23, 2010

VIDAROO CORPORATION
(Exact name of registrant as specified in charter)

Nevada	333-147932	26-1358844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7658 Municipal Drive, Orlando, FL                       32819
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (321) 293-3360

Copies to:
Marc J. Ross, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 23, 2010, Ms. Mary Spio resigned as the President and as a member of the Board of Directors.  There were no disagreements or disputes between Ms. Spio and the Company which led to her resignation.  Ms. Spio resigned to pursue additional interests.

In connection with the resignation of Ms. Spio, the Company and Ms. Spio entered into a Video Platform License and Affiliate Agreement that allows her to represent the Company as a representative for the purpose of promoting the Company’s Software Licensing Platform.

ITEM 9.01                      Financial Statements and Exhibits

a)	Financial Statements.

Not applicable

b)	Pro forma financial information.

Not applicable

c)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vidaroo Corporation

Dated: July 28, 2010	By:	/s/ Thomas Moreland
Name: Thomas Moreland
Title: CFO